UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2009

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East First Street, Suite 300 Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 480–2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2009, Targacept, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. (the “Underwriter”), relating to the issuance and sale of 2.2 million shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price to the public of $21.00 per share (the “Offering”). The Offering was conducted pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-143259) and a related registration statement on Form S-3 filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (Registration No. 333-162379). Under the terms of the Underwriting Agreement, the Company has granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 320,000 shares of Common Stock to cover over-allotments, if any. All of the shares of Common Stock are being offered by the Company. The Offering is expected to close on October 13, 2009, subject to satisfaction of customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Company is also filing the legal opinion of the Company’s counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as to the legality of the Common Stock as Exhibit 5.1 hereto. The prospectus relating to the Offering, which consists of a prospectus supplement dated October 8, 2009, and an accompanying prospectus dated July 20, 2007, has been filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this Report:

Exhibit No.	Description
1.1	Underwriting Agreement dated as of October 8, 2009.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the securities being issued.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targacept, Inc.

By:	/S/ ALAN A. MUSSO
Name:	Alan A. Musso
Title:	Vice President, Chief Financial Officer and Treasurer

October 9, 2009

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of October 8, 2009.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the securities being issued.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

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